U.S. SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K/A
Amendment No. 4
(Originally filed January 14, 2003)
CURRENT REPORT

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: September 22, 2003



                          SAILTECH INTERNATIONAL, INC.
             (Exact Name of registrant as specified in its Charter)




         Nevada                         0-33481                   65-1060612
------------------------          -------------------        -------------------
(State of Incorporation)          Commission File No.        (IRS Employer
                                                             Identification No.)



1862 West Bitters Rd, Bldg #1, San Antonio, TX                      78248
-----------------------------------------------------        -------------------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, (   210   )       492      -    5326
                               -----------  -------------   ----------





                     (Registrant's former name and address)
                           13330 Leopard St., Ste. 27
                            Corpus Christi, TX 78410

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Change of Principal Corporate Office

On August __, 2003, we moved our principal corporate office to 1862 Bitters Rd, Building No. 1, San Antonio, Texas. Our new telephone number is (210) 492-5326.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Previously filed.

         (b) Pro Forma financial information: relating to Sailtech International, Inc., a Nevada corporation (the "Company") and giving effect to the Company's acquisition of all outstanding shares of Ecoloclean, Inc.

(i) Sailtech International, Inc./Ecoloclean, Inc. Pro Forma Condensed Consolidated Balance Sheet December 31, 2002

(ii) Sailtech International, Inc. Pro Forma Condensed Consolidating Statement of Operations for the period ended December 31, 2002

         (c)      Exhibits. None


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    SAILTECH INTERNATIONAL, INC.

Dated: September 22, 2003

                                                     /s/ Royis Ward
                                                    ----------------
                                                    By: Royis Ward
                                                    Title: President


                   Sailtech International, Inc. and Subsidiary
                  Unaudited ProForma Consolidated Balance Sheet
                                December 31, 2002
                                                                        Sailtech
                                                      Ecoloclean     International      Proforma         Proforma
                                                         Inc.             Inc.         Adjustments      Consolidated
                                                    -------------    -------------    -------------    -------------
ASSETS:
   Current Assets
       Cash                                         $         359    $         345    $           0    $         704
       Accounts & Loans Receivable                         28,670                0                0           28,670
       Prepaid Expenses                                    14,773                0                0           14,773
                                                    -------------    -------------    -------------    -------------

              Total                                        43,802              345             --             44,147
                                                    -------------    -------------    -------------    -------------
   Property, Plant and Equipment (Net)                    130,805                0                0          130,805
                                                    -------------    -------------    -------------    -------------
   Other Assets
       License (Net)                                       26,127                0                0           26,127

       Intangibles                                         33,585                0                0           33,585
                                                    -------------    -------------    -------------    -------------

              Total                                        59,712                0                0           59,712
                                                    -------------    -------------    -------------    -------------

Total Assets                                        $     234,319    $         345    $        --      $     234,664
                                                    =============    =============    =============    =============

LIABILTIES AND STOCKHOLDERS' EQUITY (DEFICIT)
   Current Liabilities
       Accounts Payable & Accrued Expenses          $     122,499    $      89,964    $           0    $     212,463
       Notes & Loans Payable-Current Maturities                 0           33,847                0           33,847
       Customer Deposit                                    65,000                0                0           65,000
       Due to Related Parties                             118,595                0                0          118,595
                                                    -------------    -------------    -------------    -------------

Total Liabilities                                         306,094          123,811             --            429,905
                                                    -------------    -------------    -------------    -------------

STOCKHOLDERS' EQUITY (DEFICIT)
Common Stock                                                  500           10,092           20,000           30,092
                                                                                               (500)
Additional Paid-in Capital                                 49,500        3,258,034       (3,258,034)        (103,558)
                                                                                           (153,058)
Stock Subscription Receivable                             (10,000)                                           (10,000)

Accumulated Deficit                                      (111,775)      (3,391,592)       3,391,592         (111,775)
                                                    -------------    -------------    -------------    -------------

                  Total Stockholders' (Deficit)           (71,775)        (123,466)            --           (195,241)
                                                    -------------    -------------    -------------    -------------

                                                    -------------    -------------    -------------    -------------
TOTAL LIABILTIES & STOCKHOLDERS' EQUITY (DEFICIT)   $     234,319    $         345    $        --      $     234,664
                                                    =============    =============    =============    =============


SEE ACCOMPANYING NOTES TO UNAUDITED PROFORMA CONSOLIDATED FINANCIAL STATEMENTS


                   Sailtech International, Inc. and Subsidiary
             Unaudited Proforma Consolidated Statement of Operations
                                December 31, 2002
                                                                  Sailtech
                                                Ecoloclean     International      Proforma         Proforma
                                                   Inc.             Inc.         Adjustments      Consolidated
                                              -------------    -------------    -------------    -------------

Revenues                                      $      99,659    $           0    $           0   $      99,659
                                              -------------    -------------    -------------   -------------

Operating Expenses
   Cost of Sales                                     42,801                0                0          42,801
   Depreciation and Amortization                      7,766                0                0           7,766
   Interest Expense                                     970                0                0             970
   Selling, General and Adminstrative               159,897           81,754                0         241,651
                                              -------------    -------------    -------------   -------------

           Total Operating Expenses                 211,434           81,754                0         293,188
                                              -------------    -------------    -------------   -------------

Loss From Operations                               (111,775)         (81,754)               0        (193,529)
   Interest Income                                        0            2,505                0           2,505
                                              -------------    -------------    -------------   -------------

(Loss) from Continuing Operations                  (111,775)         (79,249)               0        (191,024)
(Loss) from Discontinued Operations                       0       (1,910,524)               0      (1,910,524)
                                              -------------    -------------    -------------   -------------

Net Loss                                      $    (111,775)   $  (1,989,773)   $           0   $  (2,101,548)
                                              =============    =============    =============   =============

Net Loss Per Common Share
    Basic and Diluted
        (Loss) from Continuing Operations                                                       $       (0.01)
        (Loss) from Discontinued Operations                                                             (0.06)
                                                                                                -------------

                  Total                                                                         $       (0.07)
                                                                                                -------------

Weighted Average Number of Share
Outstanding, Basic and Diluted                                                                     30,092,435
                                                                                                =============


*Sailtech International, Inc. - Twelve Months
Ended December 31, 2002

Ecoloclean, Inc. For the Period - June 11, 2002
(Inception) to December 31, 2002




SEE ACCOMPANYING NOTES TO UNAUDITED PROFORMA CONSOLIDATED FINANCIAL STATEMENTS

                   Sailtech International, Inc. and Subsidiary
                           Notes to Unaudited Proforma
                        Consolidated Financial Statements

NOTE 1 - PROFORMA ADJUSTMENTS

The adjustments relating to the Unaudited Proforma Consolidated Statements of Operations are computed assuming the reversed merger with Ecoloclean was consummated at the beginning of the period presented. The adjustments relating to the Unaudited Proforma Consolidated Balance Sheet assumes that the merger occurred on December 31, 2002.

NOTE 2 - ACQUISITION OF SUBSIDIARY

The acquisition is recorded using the purchase method.

NOTE 3 - PAYMENT OF LIABILITIES

The Unaudited Proforma Consolidated Balance Sheet reflects the combined balance sheets of both entities as of 12/31/02.